UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

Banc of America Commercial Mortgage Inc.(as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2004, relating to the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-4)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-89322-07 (Commission File Number)	56-1950039 (IRS Employer Identification No.)
214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)

Registrant's telephone number, including area code 704-386-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-4, which was made on November 10, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on November 10, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BANC OF AMERICA COMMERCIAL MORTGAGE INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 15, 2004
Banc of America Commerical Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Administrator:
Thomas Stilling 312.904.6057
thomas.stilling@abnamro.com
Analyst:
Julie Kang 714.259.6208
julie.kang@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Cash Reconciliation Summary
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Status Summary
Page 2-6

Page 9-11
Page 12-13

Page 15-16

Page 19-21
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Specially Serviced (Part I) - Loan Detail

Page 24-26

Page 29-33

Appraisal Reduction Detail
Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BACM0404
BACM0404_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
12-Oct-04
10-Nov-04
10-Jul-42
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Historical REO Report

Parties to The Transaction
Issuer: Banc of America Securities LLC
Depositor: Banc of America Commercial Mortgage Inc.
Underwriter: Goldman Sachs & Co./Greenwich Capital Markets, Inc./Banc of America Securities LLC
Master Servicer: Bank of America, N.A.
Special Servicer: Midland Loan Services, Inc.
Rating Agency: Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.635629%
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Banc of America Commerical Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
REMIC II
Statement Date:
ABN AMRO Acct: 722088.1
1000.000000000
16.131222727
0.000000000
983.868777273
2.879166667
Fixed
0.00
0.00
0.000000000
3.45500000%
0.000000000
05947UVH8
A-1
33,000,000.00
33,000,000.00
532,330.35
0.00
32,467,669.65
95,012.50
1000.000000000
0.000000000
0.000000000
1000.000000000
3.367500000
Fixed
0.00
0.00
0.000000000
4.04100000%
0.000000000
05947UVJ4
A-2
48,000,000.00
48,000,000.00
0.00
0.00
48,000,000.00
161,640.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.440000000
Fixed
0.00
0.00
0.000000000
4.12800000%
0.000000000
05947UVK1
A-3
240,000,000.00
240,000,000.00
0.00
0.00
240,000,000.00
825,600.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.751666667
Fixed
0.00
0.00
0.000000000
4.50200000%
0.000000000
05947UVL9
A-4
225,000,000.00
225,000,000.00
0.00
0.00
225,000,000.00
844,125.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.813333364
Fixed
0.00
0.00
0.000000000
4.57600000%
0.000000000
05947UVM7
A-5
107,000,000.00
107,000,000.00
0.00
0.00
107,000,000.00
408,026.67
1000.000000000
0.000000000
0.000000000
1000.000000000
4.064166676
4.877000000%
0.00
0.00
0.000000000
4.87700000%
0.000000000
05947UVN5
A-6
272,199,171.00
272,199,171.00
0.00
0.00
272,199,171.00
1,106,262.80
1000.000000000
0.450553362
0.000000000
999.549446638
3.860000000
4.632000000%
0.00
0.00
0.000000000
4.63200000%
0.000000000
05947UVP0
A-1A
202,345,000.00
202,345,000.00
91,167.22
0.00
202,253,832.78
781,051.70
1000.000000000
0.000000000
0.000000000
1000.000000000
4.154166561
4.985000000%
0.00
0.00
0.000000000
4.98500000%
0.000000000
05947UVR6
B
35,640,764.00
35,640,764.00
0.00
0.00
35,640,764.00
148,057.67
1000.000000000
0.000000000
0.000000000
1000.000000000
4.186666899
5.024000000%
0.00
0.00
0.000000000
5.02400000%
0.000000000
05947UVS4
C
11,340,243.00
11,340,243.00
0.00
0.00
11,340,243.00
47,477.82
1000.000000000
0.000000000
0.000000000
1000.000000000
4.227500161
5.073000000%
0.00
0.00
0.000000000
5.07300000%
0.000000000
05947UVT2
D
21,060,451.00
21,060,451.00
0.00
0.00
21,060,451.00
89,033.06
1000.000000000
0.000000000
0.000000000
1000.000000000
4.301666765
5.162000000%
0.00
0.00
0.000000000
5.16200000%
0.000000000
05947UVU9/U05951AX3
E
9,720,209.00
9,720,209.00
0.00
0.00
9,720,209.00
41,813.10
1000.000000000
0.000000000
0.000000000
1000.000000000
4.540498423
5.398671653%
0.00
0.00
0.000000000
5.44859785%
0.000000000
05947UVV7/U05951AY1
F
16,200,347.00
16,200,347.00
0.00
0.00
16,200,347.00
73,557.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.594665211
5.398671653%
0.00
0.00
0.000000000
5.51359785%
0.000000000
05947UVW5/U05951AZ8
G
11,340,243.00
11,340,243.00
0.00
0.00
11,340,243.00
52,104.62
1000.000000000
0.000000000
0.000000000
1000.000000000
4.594665164
5.398671653%
0.00
0.00
0.000000000
5.51359785%
0.000000000
05947UVX3/U05951BA2
H
16,200,347.00
16,200,347.00
0.00
0.00
16,200,347.00
74,435.17
1000.000000000
0.000000000
0.000000000
1000.000000000
3.864167111
4.637000000%
0.00
0.00
0.000000000
4.63700000%
0.000000000
05947UVY1/U05951BB0
J
6,480,139.00
6,480,139.00
0.00
0.00
6,480,139.00
25,040.34
1000.000000000
0.000000000
0.000000000
1000.000000000
3.864167111
4.637000000%
0.00
0.00
0.000000000
4.63700000%
0.000000000
05947UVZ8/U05951BC8
K
6,480,139.00
6,480,139.00
0.00
0.00
6,480,139.00
25,040.34
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.635629%
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Banc of America Commerical Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
REMIC II
Statement Date:
ABN AMRO Acct: 722088.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.864167111
4.637000000%
0.00
0.00
0.000000000
4.63700000%
0.000000000
05947UWA2/U05951BD6
L
6,480,139.00
6,480,139.00
0.00
0.00
6,480,139.00
25,040.34
1000.000000000
0.000000000
0.000000000
1000.000000000
3.864167708
4.637000000%
0.00
0.00
0.000000000
4.63700000%
0.000000000
05947UWB0/U05951BE4
M
3,240,069.00
3,240,069.00
0.00
0.00
3,240,069.00
12,520.17
1000.000000000
0.000000000
0.000000000
1000.000000000
3.864167708
4.637000000%
0.00
0.00
0.000000000
4.63700000%
0.000000000
05947UWC8/U05951BF1
N
3,240,069.00
3,240,069.00
0.00
0.00
3,240,069.00
12,520.17
1000.000000000
0.000000000
0.000000000
1000.000000000
3.864167544
4.637000000%
0.00
0.00
0.000000000
4.63700000%
0.000000000
05947UWD6/U05951BG9
O
4,860,105.00
4,860,105.00
0.00
0.00
4,860,105.00
18,780.26
1000.000000000
0.000000000
0.000000000
1000.000000000
3.864166375
4.637000000%
0.00
0.00
0.000000000
4.63700000%
0.000000000
09547UWE4/U05951BK0
P
16,200,348.00
16,200,348.00
0.00
0.00
16,200,348.00
62,600.84
1000.000000000
0.000000000
0.000000000
999.518916926
0.043569290
0.00
0.00
0.000000000
0.05228314%
0.000000000
N
05947UWF1/U05951BJ3
XC
1,296,027,783.00
1,296,027,783.00
0.00
0.00
1,295,404,285.97
56,467.01
1000.000000000
0.000000000
0.000000000
1000.000000000
0.765783818
0.00
0.00
0.000000000
0.91894058%
0.000000000
N
05947UVQ8
XP
1,264,855,847.00
1,264,855,847.00
0.00
0.00
1,264,855,847.00
968,606.14
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS567
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS568
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,296,027,783.00
1,296,027,783.00
6,578,310.94
Total
1,295,404,285.43
623,497.57
0.00
5,954,813.37
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.635629%
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Banc of America Commerical Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
Bank of America Center - Loan REMIC
Statement Date:
ABN AMRO Acct: 722088.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.155390600
Fixed
0.00
0.00
0.000000000
4.82561487%
0.000000000
BC - SLTI
150,000,000.00
150,000,000.00
0.00
0.00
150,000,000.00
623,308.59
1000.000000000
0.000000000
0.000000000
1000.000000000
5.080555534
Fixed
0.00
0.00
0.000000000
6.09666666%
0.000000000
05947UWU8/U05951BK0
BC
103,000,000.00
103,000,000.00
0.00
0.00
103,000,000.00
523,297.22
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
BC - R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
253,000,000.00
253,000,000.00
1,146,605.81
Total
253,000,000.00
0.00
0.00
1,146,605.81
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.635629%
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Banc of America Commerical Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
Dallas Market Center - Loan REMIC
Statement Date:
ABN AMRO Acct: 722088.1
1000.000000000
1.026664537
0.000000000
998.973335463
5.213958705
Fixed
0.00
0.00
0.000000000
6.05491972%
0.000000000
DM - SLTI
65,903,425.68
65,903,425.68
67,660.71
0.00
65,835,764.97
343,617.74
1000.000000000
1.026664277
0.000000000
998.973335723
4.433833849
Fixed
0.00
0.00
0.000000000
5.32060000%
0.000000000
05947UWV6/U05951BL8
DM - A
2,270,791.00
2,270,791.00
2,331.34
0.00
2,268,459.66
10,068.31
1000.000000000
1.026665032
0.000000000
998.973334968
4.516500377
Fixed
0.00
0.00
0.000000000
5.41980000%
0.000000000
05947UWW4/U05951BM6
DM - B
4,778,618.00
4,778,618.00
4,906.04
0.00
4,773,711.96
21,582.63
1000.000000000
1.026665321
0.000000000
998.973334679
4.680999684
Fixed
0.00
0.00
0.000000000
5.61720000%
0.000000000
05947UWX2/U05951BN4
DM - C
3,845,294.00
3,845,294.00
3,947.83
0.00
3,841,346.17
17,999.82
1000.000000000
1.026665507
0.000000000
998.973334493
4.804166632
Fixed
0.00
0.00
0.000000000
5.76500000%
0.000000000
05947UWY0/U05951BP9
DM - D
4,093,378.00
4,093,378.00
4,202.53
0.00
4,089,175.47
19,665.27
1000.000000000
1.026663726
0.000000000
998.973336274
5.132249067
Fixed
0.00
0.00
0.000000000
6.15870000%
0.000000000
05947UWZ7/U05951BQ7
DM - E
4,366,269.00
4,366,269.00
4,482.69
0.00
4,361,786.31
22,408.78
1000.000000000
1.026665607
0.000000000
998.973334393
5.337166946
Fixed
0.00
0.00
0.000000000
6.40460000%
0.000000000
05947UXA1/U05951BR5
DM - F
3,952,582.00
3,952,582.00
4,057.98
0.00
3,948,524.02
21,095.59
1000.000000000
1.026664009
0.000000000
998.973335991
5.583417365
Fixed
0.00
0.00
0.000000000
6.70010000%
0.000000000
05947UXB9/U05951BS3
DM - G
3,693,068.00
3,693,068.00
3,791.54
0.00
3,689,276.46
20,619.94
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
DM - R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
92,903,425.68
92,903,425.68
572,438.74
Total
92,808,045.02
95,380.66
0.00
477,058.08
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.635629%
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Banc of America Commerical Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
84
Grantor Trust
Statement Date:
ABN AMRO Acct: 722088.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
09547UWE4/U05951BK0
P
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,951,551.66
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,686,119.11
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,613,668.71
)
(2,117.75
0.00
0.00
0.00
)
(2,117.75
569,993.67
81,223.82
651,217.49
0.02
0.00
0.00
0.00
0.00
0.02
651,217.51
7,264,886.22
7,262,768.47
1,426,027,783.54
110
651,217.49
0.02
0
0.00
0.00
0
0.00
0
1,425,376,566.03
110
0.00
0.00
81,223.82
734,567.46
81,223.82
734,567.46
72,450.40
0.00
0.00
11,017.34
83,467.74
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(72,450.40
6,611,550.96
Interest Not Advanced (
Current Period
)
0.00
734,567.46
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Statement Date:
Cash Reconciliation Summary for Trust Group I Loans
ABN AMRO Acct: 722088.1
Series 2004-4
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,619,724.87
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
Unscheduled Interest:
Prepayment Penalties
Yield Maintenance Penalties
Other Interest Proceeds
0.00
Total
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
)
(1,622.65
0.00
0.00
0.00
)
(1,622.65
474,269.79
0.02
0.00
0.02
55,246.34
0.00
62,163.73
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(55,246.34
5,032,579.89
Interest Not Advanced (
Current Period
)
0.00
469,724.01
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
5,089,448.88
0.00
0.00
0.00
5,034,202.54
0.00
58,060.54
0.00
0.00
0.00
532,330.33
0.02
532,330.35
5,566,532.89
5,564,910.24
1,093,682,783.12
532,330.33
84
0
0
0.00
0.00
0.00
0
1,093,150,452.77
84
0.00
6,917.38
0.00
0.00
0.00
0.00
0.00
58,060.54
58,060.54
0.00
469,724.01
469,724.01
0.00

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Statement Date:
Cash Reconciliation Summary Group II Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
670,417.72
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
935,261.17
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
922,534.89
)
(301.44
0.00
0.00
0.00
)
(301.44
68,003.94
23,163.28
91,167.22
0.00
0.00
0.00
0.00
0.00
0.00
91,167.22
1,013,702.11
1,013,400.67
202,345,000.42
24
91,167.22
0.00
0
0.00
0.00
0
0.00
0
202,253,833.20
24
0.00
0.00
23,163.28
264,843.45
23,163.28
264,843.45
12,726.28
0.00
0.00
4,099.96
16,826.24
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(12,726.28
922,233.45
Interest Not Advanced (
Current Period
)
0.00
264,843.45
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Statement Date:
Cash Reconciliation Summary Bank of America Mortgage Loan Subordinate Component
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
526,998.44
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
526,998.44
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
523,450.66
)
(153.44
0.00
0.00
0.00
)
(153.44
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
523,450.66
523,297.22
103,000,000.00
1
0.00
0.00
0
0.00
0.00
0
0.00
0
103,000,000.00
1
0.00
0.00
0.00
0.00
0.00
0.00
3,547.78
0.00
0.00
0.00
3,547.78
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(3,547.78
523,297.22
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Statement Date:
Cash Reconciliation Summary Dallas Market Center Mortgage Loan Subordinate Component
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
134,410.62
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
134,410.62
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
133,480.62
)
(40.22
0.00
0.00
0.00
)
(40.22
27,719.94
0.00
27,719.94
0.00
0.00
0.00
0.00
0.00
0.00
27,719.94
161,200.56
161,160.34
27,000,000.00
1
27,719.94
0.00
0
0.00
0.00
0
0.00
0
26,972,280.06
1
0.00
0.00
0.00
0.00
0.00
0.00
930.00
0.00
0.00
0.00
930.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(930.00
133,440.40
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
BC
30
523,297.22
523,297.22
523,297.22
0.00
NA
NA
30/360
6.096666660%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
DM - A
30
10,068.31
10,068.31
10,068.31
0.00
NA
NA
30/360
5.320600000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
DM - B
30
21,582.63
21,582.63
21,582.63
0.00
NA
NA
30/360
5.419800000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
DM - C
30
17,999.82
17,999.82
17,999.82
0.00
NA
NA
30/360
5.617200000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
DM - D
30
19,665.27
19,665.27
19,665.27
0.00
NA
NA
30/360
5.765000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
DM - E
30
22,408.78
22,408.78
22,408.78
0.00
NA
NA
30/360
6.158700000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
DM - F
30
21,095.59
21,095.59
21,095.59
0.00
NA
NA
30/360
6.404600000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
DM - G
30
20,619.94
20,619.94
20,619.94
0.00
NA
NA
30/360
6.700100000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1
30
95,012.50
95,012.50
95,012.50
0.00
11.90%
11.90%
30/360
3.455000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
161,640.00
161,640.00
161,640.00
0.00
11.90%
11.90%
30/360
4.041000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
825,600.00
825,600.00
825,600.00
0.00
11.90%
11.90%
30/360
4.128000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
844,125.00
844,125.00
844,125.00
0.00
11.90%
11.90%
30/360
4.502000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
408,026.67
408,026.67
408,026.67
0.00
11.90%
11.90%
30/360
4.576000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-6
30
1,106,262.80
1,106,262.80
1,106,262.80
0.00
11.90%
11.90%
30/360
4.877000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
781,051.70
781,051.70
781,051.70
0.00
11.90%
11.90%
30/360
4.632000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
148,057.67
148,057.67
148,057.67
0.00
9.11%
9.12%
30/360
4.985000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
47,477.82
47,477.82
47,477.82
0.00
8.23%
8.23%
30/360
5.024000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
89,033.06
89,033.06
89,033.06
0.00
6.58%
6.59%
30/360
5.073000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
41,813.10
41,813.10
41,813.10
0.00
5.82%
5.83%
30/360
5.162000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,557.65
73,557.65
73,557.65
0.00
4.56%
4.56%
30/360
5.448597851%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
52,104.62
52,104.62
52,104.62
0.00
3.67%
3.67%
30/360
5.513597851%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
74,435.17
74,435.17
74,435.17
0.00
2.41%
2.41%
30/360
5.513597851%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
25,040.34
25,040.34
25,040.34
0.00
1.90%
1.90%
30/360
4.637000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
25,040.34
25,040.34
25,040.34
0.00
1.39%
1.39%
30/360
4.637000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
25,040.34
25,040.34
25,040.34
0.00
0.89%
0.89%
30/360
4.637000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
12,520.17
12,520.17
12,520.17
0.00
0.63%
0.63%
30/360
4.637000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
12,520.17
12,520.17
12,520.17
0.00
0.38%
0.38%
30/360
4.637000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
18,780.26
18,780.26
18,780.26
0.00
0.00%
0.00%
30/360
4.637000000%
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Banc of America Commerical Mortgage Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
P
30
62,600.84
62,600.84
62,600.84
0.00
NA
NA
30/360
4.637000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
56,467.01
56,467.01
56,467.01
0.00
NA
NA
30/360
0.052283144%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
968,606.14
968,606.14
968,606.14
0.00
NA
NA
30/360
0.918940584%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6,611,550.93
6,611,550.93
6,611,550.93
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
BC
05947UWU8
NR
NR
NR
DM - A
05947UWV6
NR
NR
NR
DM - B
05947UWW4
NR
NR
NR
DM - C
05947UWX2
NR
NR
NR
DM - D
05947UWY0
NR
NR
NR
DM - E
05947UWZ7
NR
NR
NR
DM - F
05947UXA1
NR
NR
NR
DM - G
05947UXB9
NR
NR
NR
R-I
9ABSS567
NR
NR
NR
A-1
05947UVH8
AAA
NR
AAA
A-2
05947UVJ4
AAA
NR
AAA
A-3
05947UVK1
AAA
NR
AAA
A-4
05947UVL9
AAA
NR
AAA
A-5
05947UVM7
AAA
NR
AAA
A-6
05947UVN5
AAA
NR
AAA
A-1A
05947UVP0
AAA
NR
AAA
B
05947UVR6
AA
NR
AA
C
05947UVS4
AA-
NR
AA-
D
05947UVT2
A
NR
A
E
05947UVU9
A-
NR
A-
F
05947UVV7
BBB+
NR
BBB+
G
05947UVW5
BBB
NR
BBB

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
H
05947UVX3
BBB-
NR
BBB-
J
05947UVY1
BB+
NR
BB+
K
05947UVZ8
BB
NR
BB
L
05947UWA2
BB-
NR
BB-
M
05947UWB0
B+
NR
B+
N
05947UWC8
B
NR
B
O
05947UWD6
B-
NR
B-
P
09547UWE4
NR
NR
NR
XC
05947UWF1
AAA
NR
AAA
XP
05947UVQ8
AAA
NR
AAA
R-II
9ABSS568
NR
NR
NR
P
09547UWE4
NR
NR
NR

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722088.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Group I Loans
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Group II Loans
ABN AMRO Acct: 722088.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Bank of America Mortgage Loan Subordinate Component
ABN AMRO Acct: 722088.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Dallas Market Center Mortgage Loan Subordinate Component
ABN AMRO Acct: 722088.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722088.1
Series 2004-4
10-Nov-04
110
101.85%
1,425,376,566
109.98%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
84
233
5.64%
5.56%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Group I Loans
Amort
77.78%
84.35%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
91
241
3.75%
3.70%
0
0
84
1,093,150,452.77
0
0.00
0
0.00
0
0.00
0
0.00
10-Nov-04
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Group II Loans
Amort
ABN AMRO Acct: 722088.1
Series 2004-4
10-Nov-04
24
22.22%
202,253,833
15.61%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
336
5.57%
5.47%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Bank of America Mortgage Loan Subordinate Component
Amort
ABN AMRO Acct: 722088.1
Series 2004-4
10-Nov-04
1
0.93%
103,000,000
7.95%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
6.14%
6.10%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Dallas Market Center Mortgage Loan Subordinate Component
Amort
ABN AMRO Acct: 722088.1
Series 2004-4
10-Nov-04
1
0.93%
26,972,280
2.08%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
5.97%
5.93%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Oct-04
115,526.67
115,526.67
0.00
B
2
1-Oct-04
46,129.72
46,129.72
0.00
B
4
1-Oct-04
43,401.54
43,401.54
0.00
B
6
1-Oct-04
27,168.71
27,168.71
0.00
B
9
1-Oct-04
24,414.41
24,414.41
0.00
B
11
1-Oct-04
19,053.86
19,053.86
0.00
B
13
1-Oct-04
12,311.81
12,311.81
0.00
B
17
1-Oct-04
124,469.12
124,469.12
0.00
B
24
1-Oct-04
69,372.27
69,372.27
0.00
B
29
1-Oct-04
46,133.65
46,133.65
0.00
B
35
1-Oct-04
30,604.82
30,604.82
0.00
B
41
1-Oct-04
33,046.50
33,046.50
0.00
B
44
1-Oct-04
15,626.21
15,626.21
0.00
B
50
1-Oct-04
96,041.33
96,041.33
0.00
B
60
1-Oct-04
63,398.97
63,398.97
0.00
B
98
1-Oct-04
49,091.66
49,091.66
0.00
B
100
815,791.28
815,791.28
Total
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OH
5.14700%
1-Aug-09
BACM404B
Multifamily
0.00
25,915,865
141,919
1
CA
5.70000%
1-Sep-14
BACM404B
Multifamily
0.00
24,000,000
117,800
B
2
OR
5.74500%
1-Aug-14
BACM404A
Multifamily
0.00
11,966,042
69,991
3
TX
4.98000%
1-Sep-09
BACM404B
Multifamily
0.00
11,000,000
47,172
B
4
OH
5.14000%
1-Aug-09
BACM404B
Multifamily
0.00
10,565,646
57,813
5
PA
4.46938%
1-Apr-09
BACM404B
Multifamily
0.00
8,829,917
43,630
B
6
OH
5.55000%
1-Aug-09
BACM404B
Multifamily
0.00
7,477,811
42,820
7
OH
5.80200%
1-Aug-14
BACM404B
Multifamily
0.00
6,282,405
36,973
8
NY
5.90100%
1-Jul-09
BACM404B
Multifamily
0.00
4,583,473
27,287
B
9
NY
5.90100%
1-Jul-09
BACM404B
Multifamily
0.00
4,583,473
27,287
10
LA
5.95400%
1-Aug-14
BACM404B
Multifamily
0.00
4,128,840
24,699
B
11
TX
5.81700%
1-Jul-14
BACM404B
Multifamily
0.00
3,805,998
22,455
12
PA
5.11500%
1-May-09
BACM404B
Multifamily
0.00
3,496,908
19,144
B
13
NC
6.30800%
1-Sep-16
BACM404B
Multifamily
0.00
2,974,915
18,461
14
FL
5.80000%
1-Sep-14
BACM404B
Multifamily
0.00
2,552,775
16,183
15
OR
5.70000%
1-Sep-14
BACM404B
Multifamily
0.00
2,006,071
11,666
16
TX
6.40100%
1-Oct-13
BACM404B
Multifamily
0.00
1,818,293
12,375
B
17
WI
6.07600%
1-Aug-16
BACM404B
Multifamily
0.00
1,695,547
10,276
18
WI
5.94000%
1-Jul-16
BACM404B
Multifamily
0.00
1,395,017
8,340
19
KS
5.89000%
1-Jul-14
BACM404A
Retail
0.00
68,710,962
348,498
20
VA
5.94000%
1-Jan-14
BACM404A
Retail
0.00
43,583,689
262,107
21
FL
5.41600%
1-Aug-11
BACM404A
Retail
0.00
42,370,416
239,075
22
WA
4.27200%
1-Jul-09
BACM404A
Retail
0.00
30,850,000
109,826
23
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
4.73600%
1-Apr-09
BACM404A
Retail
0.00
30,715,000
125,263
B
24
OH
5.94000%
1-Jul-14
BACM404A
Retail
0.00
23,597,562
120,702
25
KS
5.08500%
1-Aug-09
BACM404A
Retail
0.00
14,700,000
62,291
26
4.37400%
1-May-09
BACM404A
Retail
0.00
13,700,000
49,937
27
PA
4.77300%
1-Apr-09
BACM404A
Retail
0.00
12,400,000
50,965
28
CA
5.62600%
1-Apr-14
BACM404A
Retail
0.00
12,164,767
70,526
B
29
WA
5.08500%
1-Aug-09
BACM404A
Retail
0.00
11,800,000
50,003
30
SC
4.76000%
1-Jul-09
BACM404A
Retail
0.00
11,050,000
43,832
31
PA
4.97500%
1-Aug-09
BACM404A
Retail
0.00
10,900,000
45,190
32
CA
6.10000%
1-Dec-18
BACM404A
Retail
0.00
9,216,648
56,446
33
TX
5.80000%
1-Jun-14
BACM404A
Retail
0.00
9,050,000
45,200
34
CA
5.79000%
1-Jul-14
BACM404A
Retail
0.00
7,970,488
46,889
B
35
FL
4.74200%
1-Mar-09
BACM404A
Retail
0.00
7,923,554
41,693
36
5.27500%
1-Aug-09
BACM404A
Retail
0.00
6,800,000
29,892
37
AZ
6.28900%
1-Jul-14
BACM404A
Retail
0.00
6,727,938
41,732
38
FL
4.32200%
1-Jun-09
BACM404A
Retail
0.00
6,400,000
23,051
39
TX
6.22600%
1-Jun-14
BACM404A
Retail
0.00
6,166,331
38,034
40
NH
4.60000%
1-Apr-09
BACM404A
Retail
0.00
5,948,144
30,759
B
41
OH
4.11100%
1-Jun-11
BACM404A
Retail
0.00
5,510,000
18,876
42
NC
4.22200%
1-Jun-09
BACM404A
Retail
0.00
5,450,000
19,175
43
PA
6.07300%
1-Oct-18
BACM404A
Retail
0.00
5,434,286
33,234
B
44
DE
6.04000%
1-Jan-14
BACM404A
Retail
0.00
5,325,356
34,924
45
VA
6.20400%
1-Jul-14
BACM404A
Retail
0.00
4,783,977
29,411
46
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
SC
5.32000%
1-Aug-11
BACM404A
Retail
0.00
4,250,000
18,842
47
TN
5.96800%
1-Jun-14
BACM404A
Retail
0.00
4,230,630
25,394
48
TX
5.63000%
1-Apr-14
BACM404A
Retail
0.00
3,972,193
23,039
49
OR
5.97800%
1-Aug-14
BACM404A
Retail
0.00
2,440,121
15,752
B
50
LA
6.70000%
1-Aug-14
BACM404A
Retail
0.00
1,539,311
10,624
51
TX
5.74000%
1-Apr-14
BACM404A
Retail
0.00
1,340,840
7,870
52
TN
6.70200%
1-Aug-14
BACM404A
Retail
0.00
996,471
6,879
53
CA
4.86734%
1-Sep-11
BACM404C
Office
0.00
150,000,000
628,699
54
CA
5.57000%
1-Nov-10
BACM404A
Office
0.00
27,654,026
160,213
55
CA
5.71000%
1-Jul-09
BACM404A
Office
0.00
20,355,000
100,084
56
MD
5.61400%
1-Jul-14
BACM404A
Office
0.00
17,250,000
83,391
57
UT
4.99470%
1-Jul-09
BACM404A
Office
0.00
17,173,712
92,546
58
FL
5.13200%
1-Mar-11
BACM404A
Office
0.00
16,652,138
91,546
59
TX
6.09200%
1-Aug-14
BACM404A
Office
0.00
16,071,653
97,565
B
60
TX
5.20300%
1-Jun-11
BACM404A
Office
0.00
15,225,000
68,214
61
TX
5.74330%
1-Feb-14
BACM404A
Office
0.00
14,013,455
82,457
62
CA
5.84400%
1-Jun-14
BACM404A
Office
0.00
13,916,885
85,999
63
CA
4.95000%
1-Feb-09
BACM404A
Office
0.00
12,805,908
75,618
64
CA
6.06200%
1-Sep-14
BACM404A
Office
0.00
8,484,729
61,345
65
FL
5.79800%
1-Jun-14
BACM404A
Office
0.00
8,360,207
49,277
66
AK
5.74330%
1-Feb-14
BACM404A
Office
0.00
7,145,475
42,045
67
WA
5.85600%
1-Jul-14
BACM404A
Office
0.00
6,445,258
38,187
68
TX
5.74330%
1-Feb-14
BACM404A
Office
0.00
6,166,806
36,286
69
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
6.11200%
1-Aug-14
BACM404A
Office
0.00
6,084,158
37,013
70
TX
5.74330%
1-Feb-14
BACM404A
Office
0.00
6,035,498
35,514
71
TX
5.11550%
1-Feb-09
BACM404A
Office
0.00
5,833,897
32,058
72
CA
6.15000%
1-Jul-14
BACM404A
Office
0.00
5,153,390
32,546
73
CA
6.00000%
1-Sep-14
BACM404A
Office
0.00
4,990,853
29,978
74
CA
5.99400%
1-Aug-14
BACM404A
Office
0.00
3,989,318
23,967
75
NV
6.26000%
1-Jul-14
BACM404A
Office
0.00
3,588,148
22,189
76
TX
5.78700%
1-Aug-14
BACM404A
Office
0.00
3,186,650
20,203
77
CA
6.11600%
1-Jun-14
BACM404A
Office
0.00
2,434,831
14,846
78
TN
5.11550%
1-Feb-09
BACM404A
Office
0.00
2,378,775
13,072
79
WA
5.33100%
1-May-14
BACM404A
Office
0.00
1,788,737
10,030
80
TN
5.11550%
1-Feb-09
BACM404A
Office
0.00
1,027,947
5,649
81
RI
6.31000%
1-Sep-13
BACM404A
Industrial
0.00
21,234,847
133,219
82
TX
5.09000%
1-Aug-09
BACM404A
Industrial
0.00
11,300,000
47,931
83
IA
5.39000%
1-Aug-09
BACM404A
Industrial
0.00
5,333,000
23,954
84
FL
5.32000%
1-Jul-16
BACM404B
Mobile home park
0.00
21,984,005
100,711
85
IN
5.32000%
1-Jul-16
BACM404B
Mobile home park
0.00
7,360,000
33,717
86
VA
5.32000%
1-Jul-16
BACM404B
Mobile home park
0.00
6,000,000
27,487
87
IN
5.32000%
1-Jul-16
BACM404B
Mobile home park
0.00
4,640,000
21,256
88
5.32000%
1-Jul-16
BACM404B
Mobile home park
0.00
25,563,188
117,108
89
OH
5.32000%
1-Jul-16
BACM404B
Mobile home park
0.00
9,593,686
43,950
90
4.93080%
1-Jul-11
BACM404A
Mobile home park
0.00
34,910,525
148,229
91
IL
5.52050%
1-Jul-09
BACM404A
Mobile home park
0.00
10,962,952
52,115
92
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IL
5.52050%
1-Jul-09
BACM404A
Mobile home park
0.00
7,252,706
34,478
93
IL
5.52050%
1-Jul-09
BACM404A
Mobile home park
0.00
5,417,941
25,756
94
IL
5.52050%
1-Jul-09
BACM404A
Mobile home park
0.00
4,738,925
22,528
95
OR
6.19300%
1-Aug-19
BACM404A
Mobile home park
0.00
3,092,103
18,972
96
TX
6.09665%
1-Sep-14
BACM404D
Other
0.00
65,835,765
413,647
97
4.85630%
1-Jun-11
BACM404A
Self storage
0.00
15,512,000
64,868
B
98
VA
6.22000%
1-Jul-14
BACM404A
Self storage
0.00
7,973,401
49,101
99
CA
5.65000%
1-Jul-14
BACM404A
Self storage
0.00
7,954,726
49,846
B
100
TX
5.58000%
1-Apr-14
BACM404A
Self storage
0.00
7,125,850
44,559
101
CA
5.75100%
1-Jun-14
BACM404A
Self storage
0.00
5,299,506
31,079
102
CA
5.73000%
1-Jul-14
BACM404A
Self storage
0.00
4,757,134
27,805
103
CA
5.33800%
1-Jul-14
BACM404A
Self storage
0.00
4,400,000
20,225
104
TX
5.53000%
1-Aug-09
BACM404A
Self storage
0.00
1,792,144
11,086
105
TX
6.20000%
1-Aug-14
BACM404A
Self storage
0.00
1,758,018
10,795
106
LA
6.73000%
1-Jul-14
BACM404A
Self storage
0.00
1,343,748
9,310
107
WA
6.27600%
1-Aug-14
BACM404A
Lodging
0.00
10,957,980
72,741
108
CA
5.94173%
1-Sep-11
BACM404E
Office
0.00
103,000,000
526,998
4
109
TX
5.78110%
1-Sep-14
BACM404F
Other
0.00
26,972,280
162,131
4
110
1,425,376,566
7,348,354
0
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722088.1
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Banc of America Commerical Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Nov-04
10-Nov-04
N/A
10-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-4
ABN AMRO Acct: 722088.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

10-Nov-2004 - 09:56 (S532-S584) (c) 2004 LaSalle Bank N.A.